UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 1, 2010

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Today, Ashland Inc. (“Ashland”) and Süd-Chemie AG (“Süd-Chemie”) announced the completion of the combination of their worldwide activities in the foundry chemical sector.  The joint venture agreements signed by the partners in July 2010, as reported in Ashland’s Form 8-K filed with the Securities and Exchange Commission on July 15, 2010, have now taken effect.  The expanded joint venture, based in Hilden, Germany, will operate with the name ASK Chemicals GmbH.  Ashland and Süd-Chemie each hold a fifty-percent share in ASK Chemicals GmbH, and operations management leadership will be held by Süd-Chemie.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit        Description

99.1	Press Release dated December 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

December 1, 2010	/s/ David L. Hausrath
David L. Hausrath
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit        Description

99.1	Press Release dated December 1, 2010.